Exhibit 99.1

Powerfleet Announces New $30 Million Stock Repurchase Program

WOODCLIFF LAKE, N.J. – June 30, 2026 - Powerfleet, Inc. (the “Company”) (Nasdaq: AIOT), a global leader in the artificial intelligence of things (AIoT) software-as-a-service (SaaS) mobile asset industry, announced that its board of directors has approved a stock repurchase program, authorizing the Company to repurchase, from time to time, up to an aggregate of $30 million of the Company’s common stock over the next 24 months.

The stock repurchase program provides the Company with flexibility to repurchase shares opportunistically as part of its broader capital allocation strategy. The timing, manner, price and amount of any repurchases will depend on a variety of factors, including market conditions, applicable legal requirements, and the Company’s financial condition and capital allocation priorities. The stock repurchase program does not obligate the Company to repurchase any specific number of shares or any shares at all and may be modified, suspended or discontinued at any time.

ABOUT POWERFLEET

Powerfleet (Nasdaq: AIOT; JSE: PWR) is a global leader in the artificial intelligence of things (AIoT) software-as-a-service (SaaS) mobile asset industry. With more than 30 years of experience, Powerfleet unifies business operations through the ingestion, harmonization, and integration of data, irrespective of source, and delivers actionable insights to help companies save lives, time, and money. Powerfleet’s ethos transcends our data ecosystem and commitment to innovation; our people-centric approach empowers our customers to realize impactful and sustained business improvement. The Company is headquartered in New Jersey, United States, with offices around the globe. Explore more at www.powerfleet.com. Powerfleet has a primary listing on The Nasdaq Global Market and a secondary listing on the Main Board of the Johannesburg Stock Exchange (JSE).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of federal securities laws. Powerfleet’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements may be identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions.

These forward-looking statements include, without limitation, our expectations with respect to our beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as our expectations regarding the implementation, timing, amount and potential benefits of our stock repurchase program, including the timing, manner, price and amount of any repurchases, and our capital allocation strategy. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside our control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) the possibility that we may not fully realize the anticipated benefits of our acquisitions and ongoing business transformation initiatives; (ii) significant losses, accumulated deficits and an inability to achieve or sustain profitability; (iii) future global economic, political and business conditions, including inflation, interest rate increases, foreign exchange instability, geopolitical conflicts, sanctions, export controls and the potential imposition of tariffs; (iv) the commercial, financial, reputational and regulatory risks to our business associated with operating across multiple geographies, including exposure to foreign exchange fluctuations and economic instability in certain emerging markets; (v) disruptions in our global supply chain, performance issues or failures by subcontractors, and reliance on a limited number of suppliers for critical components and services; (vi) the loss of any of our key customers, reductions in customer demand or purchasing levels, and reliance on third-party channel partner relationships, including telecommunication companies and regional distributors; (vii) changes in technology, products and customer expectations, which may be more rapid, costly or difficult to address, or less effective, than anticipated; (viii) risks associated with the deployment and use of artificial intelligence and machine learning technologies, including operational, legal, regulatory and reputational risks arising from their development, use or outputs; (ix) potential breaches, disruptions or failures of our information technology systems, including risks that could impair operations, customer access to services, or vendor and customer relationships; (x) our inability to adequately protect our intellectual property rights or defend against third-party intellectual property claims; (xi) our ability to obtain additional capital to fund our operations; and (xii) such other factors as are set forth in the periodic reports filed by us with the Securities and Exchange Commission (SEC), including but not limited to those described under the heading “Risk Factors” in our annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this press release are made only as of the date of this press release, and except as otherwise required by applicable securities law, we assume no obligation, nor do we intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Powerfleet Investor Contacts

Carolyn Capaccio and Jody Burfening

Alliance Advisors IR

AIOTIRTeam@allianceadvisors.com

Powerfleet Media Contact

Jonathan Bates

jonathan.bates@powerfleet.com

+44 7921 242 892